UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam International Capital Opportunities Fund

Semiannual report
2 | 28 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNVAX

Putnam
International Capital
Opportunities Fund

Semiannual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 9, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/19. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 International Capital Opportunities Fund

Please describe the market environment during the reporting period?

Signs of a slowdown in global economic growth and the intensifying trade conflict between the United States and China weighed on markets worldwide. The reporting period was challenging for stocks as increased volatility drove a significant pullback across asset classes in the fourth quarter. In this environment, Putnam International Capital Opportunities Fund posted a return of –4.52%, and outperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index, which had a return of –8.17%. Stock selection was the main driver of fund performance. Our investment process utilizes bottom-up fundamental research to identify stocks that are trading at a discount to their intrinsic value. As a result, the majority of risk in the portfolio is stock-specific.

What are some stocks that helped performance during the reporting period?

Cogeco Communications, a Canadian cable company, was the leading contributor to fund performance. The company reported better-than-anticipated year-end results with a positive outlook for 2019. The company also disposed of non-core assets at a higher-than

International Capital Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 International Capital Opportunities Fund

expected valuation. Cogeco indicated that it will use the proceeds of this sale to pay down debt and to buy back stock. These actions appear to have resulted in positive stock performance.

NCSoft, a developer of online games and based in South Korea, was also a top contributor to fund performance. We acquired this stock at a time of weakness when there were concerns that an anticipated new game launch may experience a delay. As fears of the delay abated, the company’s stock price appreciated. NCSoft also posted strong third-quarter results, which supported stock performance. NCSoft is no longer held in the portfolio. The fund held it during the period and sold the stock for a gain.

Air Canada was a strong contributor to fund performance during the period. This outperformance was spurred by the company providing further details about value accretion from bringing its rewards program in house. Previously, a third party, Aimia (AIM CN), managed the program. The rewards program is likely to be a meaningful contributor to earnings going forward. Additionally, the company provided a positive outlook for the next three years, including the prospect of strong free cash flow generation.

Can you give some examples of holdings that detracted from fund performance?

Open House, a property developer in Japan, was the leading detractor from fund performance. Open House develops condominiums and single-family homes. The company reported disappointing margins with lower profitability than expected in the fourth quarter. This was primarily due to weak performance of a business segment that focuses on the resale of existing homes. The core business continues to perform quite well. We believe the group’s earnings weakness is temporary. We still own the stock and remain confident that earnings will normalize.

En JAPAN, a provider of internet-based recruiting solutions, was also a leading detractor from performance. In the fourth quarter, the company reported slower-than-anticipated growth, likely influenced by increasing competition. We continue to closely monitor the development of competitive dynamics in this industry segment.

Edelweiss Financial Services, a diversified financial services company headquartered in India, detracted from fund performance. Edelweiss is a non-bank financial company with a large portion of its business dedicated to lending. Since it is not a bank, Edelweiss is reliant on wholesale funding. During the period, an infrastructure conglomerate, Infrastructure Leasing & Financial Services (IL&FS), defaulted on its commercial paper. This default resulted in a tightening of the Indian credit market and a spike in wholesale borrowing costs. The liquidity issue resulted in reduced profitability for Edelweiss and non-bank financial companies across the board. We continue to hold this stock as we believe the impact of the IL&FS default will be transitory and liquidity tightness will likely be temporary.

Can you discuss your investment strategy?

A quality-biased, intrinsic value approach is at the core of our investment process. We emphasize owning high-quality businesses with strong balance sheets, with an overarching focus on maximizing risk-adjusted returns. We utilize a bottom-up research process. Our stock selection is focused on several categories: franchise businesses (companies in their infancy with strong tailwinds), cyclical businesses, and businesses undergoing transformative change. We believe our universe of small- and mid-cap stocks is a relatively inefficient segment of the market. This provides an opportunity to identify undiscovered, undervalued businesses.

International Capital Opportunities Fund 5

How did your sector allocations influence fund performance?

Overall, our sector allocation was a detractor to fund performance. Our underweight allocations to real estate and utilities and overweight positions in energy had a negative impact on returns. Underweight allocations to technology and staples were positive contributors, but not enough to offset the effects of the other weightings.

During the period, amid a more benign rate environment, the real estate sector did a little better than expected. It was also a challenging period for stocks, and therefore defensive sectors, including utilities, performed well. At the same time, our overweight position in the energy sector detracted as stocks faltered when oil prices declined.

What is your outlook for the markets, and how is the fund positioned?

We have a positive outlook for international small-cap stocks on both an absolute and relative basis. The fund’s benchmark, the S&P Developed Ex-US SmallCap Index, provides a rich universe of undervalued securities. The index trades at a significant discount to the Russell 2000 Index. The U.S. dollar has appreciated over the past five years, creating meaningful tailwinds for a variety of international companies that have a non-dollar cost base.

Relative to the benchmark, the fund is overweight financials, communication services, industrials, consumer discretionary, and energy. It is underweight real estate, materials, information technology, and consumer staples. The financials sector holdings include a variety of different businesses, stock exchanges, insurance companies, asset managers, and banks. In communications services, we have a material exposure to cable companies, including Cogeco and Megacable. We view these as undervalued companies with growth potential and competitive industry positions. The fund is skewed toward larger companies within its investment universe. It has a median market cap of $2.7 billion, compared with $600 million for the benchmark. The fund has given particular emphasis to the balance sheet strength of these companies.

From a macro standpoint, given the recent global growth slowdown, central banks around the world will likely maintain or loosen current

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

6 International Capital Opportunities Fund

monetary policy, in our view. We anticipate this will be supportive for markets. China appears to be easing up on its efforts to rein in system leverage to reverse the recent slowdown in GDP growth. We may begin to see more fiscal stimulus emerging from China’s government. This could result in a weakening of the renminbi, which could become a deflationary force in the global economy. We are monitoring this risk as well as political risks in Europe.

Thank you, Karan, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International Capital Opportunities Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/28/95)
Before sales charge	8.89%	186.47%	11.10%	6.06%	1.18%	33.01%	9.97%	–5.57%	–4.52%
After sales charge	8.62	170.00	10.44	–0.04	–0.01	25.36	7.82	–11.00	–10.01
Class B (10/30/96)
Before CDSC	8.61	169.72	10.43	2.15	0.43	30.04	9.15	–6.28	–4.87
After CDSC	8.61	169.72	10.43	0.40	0.08	27.04	8.31	–10.52	–9.18
Class C (7/26/99)
Before CDSC	8.54	165.81	10.27	2.15	0.43	30.06	9.16	–6.29	–4.87
After CDSC	8.54	165.81	10.27	2.15	0.43	30.06	9.16	–7.14	–5.73
Class M (10/30/96)
Before sales charge	8.35	172.62	10.55	3.44	0.68	31.05	9.43	–6.02	–4.74
After sales charge	8.18	163.08	10.16	–0.18	–0.04	26.46	8.14	–9.31	–8.07
Class R (1/21/03)
Net asset value	8.64	179.44	10.82	4.75	0.93	32.04	9.71	–5.78	–4.63
Class R6 (5/22/18)
Net asset value	9.12	194.18	11.39	7.52	1.46	34.18	10.30	–5.21	–4.31
Class Y (2/1/00)
Net asset value	9.12	193.81	11.38	7.38	1.43	34.01	10.25	–5.33	–4.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

8 International Capital Opportunities Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P Developed
Ex-U.S. SmallCap	6.97%	242.76%	13.11%	22.27%	4.10%	34.35%	10.34%	–9.89%	–8.17%
Index
Lipper International
Small/Mid-Cap Core
Funds category	8.02	202.93	11.35	12.18	2.24	27.52	8.35	–11.06	–7.72
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/19, there were 59, 58, 48, 43, 27, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$3.173		$3.173	$3.173	$3.173		$3.173	$3.173	$3.173
Short-term gains	—		—	—	—		—	—	—
Total	$3.173		$3.173	$3.173	$3.173		$3.173	$3.173	$3.173
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
8/31/18	$41.27	$43.79	$41.26	$41.01	$41.05	$42.54	$40.72	$41.29	$41.27
2/28/19	35.74	37.92	35.59	35.35	35.44	36.73	35.17	35.84	35.79

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Capital Opportunities Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/28/95)
Before sales charge	8.79%	157.35%	9.91%	5.10%	1.00%	21.14%	6.60%	–6.79%	–5.78%
After sales charge	8.51	142.55	9.26	–0.95	–0.19	14.18	4.52	–12.15	–11.19
Class B (10/30/96)
Before CDSC	8.51	142.29	9.25	1.21	0.24	18.45	5.81	–7.49	–6.11
After CDSC	8.51	142.29	9.25	–0.52	–0.10	15.45	4.90	–11.68	–10.37
Class C (7/26/99)
Before CDSC	8.44	138.67	9.09	1.20	0.24	18.44	5.80	–7.51	–6.15
After CDSC	8.44	138.67	9.09	1.20	0.24	18.44	5.80	–8.34	–7.00
Class M (10/30/96)
Before sales charge	8.24	144.78	9.36	2.49	0.49	19.32	6.06	–7.28	–6.02
After sales charge	8.08	136.21	8.98	–1.10	–0.22	15.14	4.81	–10.53	–9.31
Class R (1/21/03)
Net asset value	8.53	151.05	9.64	3.76	0.74	20.23	6.33	–7.05	–5.91
Class R6 (5/22/18)
Net asset value	9.02	164.21	10.20	6.56	1.28	22.21	6.91	–6.43	–5.57
Class Y (2/1/00)
Net asset value	9.01	163.79	10.19	6.39	1.25	22.02	6.86	–6.58	–5.67

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/18	1.37%	2.12%	2.12%	1.87%	1.62%	0.95%**	1.12%
Annualized expense ratio for the
six-month period ended 2/28/19 *	1.47%	2.22%	2.22%	1.97%	1.72%	1.03%	1.22%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.06% from annualizing the performance fee adjustment for the six months ended 2/28/19.

**Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

10 International Capital Opportunities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$7.12	$10.74	$10.74	$9.54	$8.33	$5.00	$5.92
Ending value (after expenses)	$954.80	$951.30	$951.30	$952.60	$953.70	$956.90	$956.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$7.35	$11.08	$11.08	$9.84	$8.60	$5.16	$6.11
Ending value (after expenses)	$1,017.50	$1,013.79	$1,013.79	$1,015.03	$1,016.27	$1,019.69	$1,018.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Capital Opportunities Fund 11

Consider these risks before investing

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

12 International Capital Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

International Capital Opportunities Fund 13

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 International Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Capital Opportunities Fund 15

The fund’s portfolio 2/28/19 (Unaudited)

COMMON STOCKS (97.6%)*	Shares	Value
Australia (4.1%)
Brickworks, Ltd.	705,718	$9,201,050
Mineral Resources, Ltd.	567,045	6,053,614
		15,254,664
Canada (12.9%)
Air Canada †	315,100	7,928,083
CI Financial Corp.	267,300	3,778,092
Cogeco Communications, Inc.	163,600	10,230,361
Constellation Software, Inc.	8,915	7,612,791
Fairfax Financial Holdings, Ltd.	15,300	7,575,067
Home Capital Group, Inc. † S	442,300	5,797,846
NuVista Energy, Ltd. †	919,800	2,928,654
Seven Generations Energy, Ltd. Class A †	371,200	2,713,586
		48,564,480
Chile (1.7%)
Liberty Latin America, Ltd. Class C †	332,900	6,454,931
		6,454,931
China (1.3%)
China Traditional Chinese Medicine Holdings Co., Ltd.	7,330,000	4,837,020
		4,837,020
France (5.5%)
Eurazeo SA	156,018	11,730,279
Euronext NV	148,272	9,048,174
		20,778,453
Germany (2.6%)
CompuGroup Medical SE	166,655	9,743,468
		9,743,468
Greece (1.5%)
Hellenic Exchanges — Athens Stock Exchange SA	190,042	903,562
Motor Oil (Hellas) Corinth Refineries SA	193,072	4,699,646
		5,603,208
Hong Kong (2.3%)
Melco International Development, Ltd.	3,593,000	8,779,100
		8,779,100
India (0.8%)
Edelweiss Financial Services, Ltd.	1,526,716	2,935,322
		2,935,322
Indonesia (1.6%)
Sarana Menara Nusantara Tbk PT	106,628,300	5,988,012
		5,988,012
Ireland (4.7%)
Bank of Ireland Group PLC	1,177,273	7,652,890
Dalata Hotel Group PLC	1,197,114	8,265,255
Ryanair Holdings PLC ADR †	25,700	1,915,678
		17,833,823
Italy (2.3%)
DiaSorin SpA	86,615	8,497,365
		8,497,365

16 International Capital Opportunities Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value
Japan (21.7%)
Daiho Corp.	168,900	$4,901,911
En-Japan, Inc.	217,100	6,982,492
Kitz Corp.	777,200	5,724,498
Kyudenko Corp.	227,600	7,779,626
MinebeaMitsumi, Inc.	501,600	8,037,120
Modec, Inc.	92,400	2,503,458
Open House Co., Ltd.	195,200	6,882,304
PALTAC Corp.	168,200	8,661,625
Sanwa Holdings Corp.	654,800	7,583,966
TechnoPro Holdings, Inc.	171,300	9,236,200
Trend Micro, Inc. (Japan)	116,600	5,742,915
Universal Entertainment Corp. † S	232,900	7,386,188
		81,422,303
Mexico (2.3%)
Gruma SAB de CV Class B	300,515	3,255,239
Megacable Holdings SAB de CV (Units)	1,187,500	5,432,049
		8,687,288
Netherlands (1.0%)
InterXion Holding NV † S	56,500	3,700,750
		3,700,750
Norway (0.3%)
MPC Container Ships AS †	299,870	1,016,312
		1,016,312
South Korea (2.0%)
DB Insurance Co., Ltd.	60,245	3,883,491
Vieworks Co., Ltd.	122,384	3,732,347
		7,615,838
Spain (4.2%)
Applus Services SA	572,695	6,963,590
Fomento de Construcciones y Contratas SA †	182,573	2,699,678
Telepizza Group SA 144A	846,244	5,996,747
		15,660,015
Switzerland (1.3%)
Georg Fischer AG	5,321	4,718,286
		4,718,286
Taiwan (5.0%)
CTCI Corp.	4,712,000	7,379,605
Elite Material Co., Ltd.	1,216,000	3,761,415
Sino-American Silicon Products, Inc.	2,428,000	5,632,843
TCI Co., Ltd.	147,000	2,247,283
		19,021,146
United Kingdom (16.6%)
Admiral Group PLC	266,078	7,700,550
Afren PLC † F S	4,060,504	5
Ashtead Group PLC	274,597	7,295,159
Berkeley Group Holdings PLC (The)	175,193	9,178,503
Cairn Energy PLC †	2,231,633	6,008,649
Clinigen Group PLC	472,517	5,994,603
Dart Group PLC	764,223	8,154,629

International Capital Opportunities Fund 17

COMMON STOCKS (97.6%)* cont.	Shares	Value
United Kingdom cont.
Domino’s Pizza Group PLC	2,004,587	$6,210,918
LSL Property Services PLC	603,639	2,001,591
Rightmove PLC	919,860	5,881,890
Schroders PLC	105,067	3,811,375
		62,237,872
United States (1.9%)
Discovery, Inc. Class C †	268,300	7,311,175
		7,311,175
Total common stocks (cost $367,113,327)		$366,660,831

	Principal amount/
SHORT-TERM INVESTMENTS (6.9%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.67% [d]	Shares	15,476,826	$15,476,826
Putnam Short Term Investment Fund 2.58% L	Shares	8,385,104	8,385,104
U.S. Treasury Bills 2.458%, 7/18/19 ∆		$962,000	953,039
U.S. Treasury Bills 2.453%, 7/11/19 ∆		385,000	381,612
U.S. Treasury Bills 2.450%, 6/6/19 ∆		112,000	111,275
U.S. Treasury Bills 2.479%, 7/25/19 ∆		153,000	151,506
U.S. Treasury Bills 2.440%, 5/23/19 ∆		343,000	341,106
U.S. Treasury Bills 2.421%, 5/16/19 ∆		251,000	249,734
Total short-term investments (cost $26,050,271)			$26,050,202

TOTAL INVESTMENTS
Total investments (cost $393,163,598)			$392,711,033

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $375,541,633.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,948,868 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,153,745 to cover certain derivative contracts.

18 International Capital Opportunities Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Industrials	26.2%
Financials	17.3
Consumer discretionary	14.5
Communication services	11.0

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $150,003,756) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/17/19	$1,370,953	$1,354,788	$16,165
	British Pound	Sell	3/20/19	2,108,243	2,035,181	(73,062)
	Euro	Buy	3/20/19	509,237	528,809	(19,572)
	Japanese Yen	Sell	5/15/19	193,856	92,310	(101,546)
Barclays Bank PLC
	Australian Dollar	Buy	4/17/19	2,272,617	2,288,496	(15,879)
	British Pound	Sell	3/20/19	400,887	408,445	7,558
	Canadian Dollar	Sell	4/17/19	965,788	958,399	(7,389)
	Euro	Buy	3/20/19	1,553,794	1,572,313	(18,519)
	Hong Kong Dollar	Buy	5/15/19	128,037	128,234	(197)
	Japanese Yen	Buy	5/15/19	735,320	753,477	(18,157)
	Swiss Franc	Buy	3/20/19	11,012,348	11,150,902	(138,554)
Citibank, N.A.
	Canadian Dollar	Sell	4/17/19	5,964,987	5,907,625	(57,362)
	Chilean Peso	Sell	4/17/19	6,054,202	5,745,423	(308,779)
	Danish Krone	Buy	3/20/19	3,948,039	3,979,462	(31,423)
	Euro	Buy	3/20/19	7,050,503	7,117,146	(66,643)
	Japanese Yen	Buy	5/15/19	4,668,188	4,784,023	(115,835)
Goldman Sachs International
	Australian Dollar	Buy	4/17/19	903,652	892,718	10,934
	British Pound	Sell	3/20/19	2,679,972	2,587,547	(92,425)
	Canadian Dollar	Sell	4/17/19	7,337,477	7,085,919	(251,558)
	Euro	Buy	3/20/19	1,408,802	1,410,286	(1,484)
	Japanese Yen	Buy	5/15/19	2,825,996	2,844,510	(18,514)
	New Taiwan Dollar	Sell	5/15/19	18,559,320	18,541,774	(17,546)
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Sell	5/15/19	5,465,313	5,406,546	(58,767)
	Euro	Buy	3/20/19	3,134,354	3,155,422	(21,068)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/17/19	3,814,363	3,853,743	(39,380)
	British Pound	Sell	3/20/19	600,137	573,766	(26,371)

International Capital Opportunities Fund 19

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $150,003,756) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Euro	Buy	3/20/19	$2,468,849	$2,485,305	$(16,456)
	Japanese Yen	Sell	5/15/19	1,926,913	1,959,743	32,830
	New Zealand Dollar	Buy	4/17/19	1,106,520	1,083,410	23,110
	Norwegian Krone	Buy	3/20/19	1,439,612	1,459,797	(20,185)
	Singapore Dollar	Buy	5/15/19	4,352,134	4,362,190	(10,056)
	South Korean Won	Buy	5/15/19	10,552,032	10,597,479	(45,447)
	Swedish Krona	Buy	3/20/19	9,017,485	9,357,432	(339,947)
	Swiss Franc	Buy	3/20/19	12,115,961	12,235,245	(119,284)
State Street Bank and Trust Co.
	British Pound	Sell	3/20/19	2,416,740	2,314,175	(102,565)
	Canadian Dollar	Sell	4/17/19	5,231,003	5,014,862	(216,141)
	Israeli Shekel	Buy	4/17/19	2,048,361	1,993,798	54,563
	Japanese Yen	Buy	5/15/19	1,934,770	1,983,056	(48,286)
Unrealized appreciation						145,160
Unrealized (depreciation)						(2,418,397)
Total						$(2,273,237)

* The exchange currency for all contracts listed is the United States Dollar.

20 International Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$15,254,664	$—	$—
Canada	48,564,480	—	—
Chile	6,454,931	—	—
China	4,837,020	—	—
France	20,778,453	—	—
Germany	9,743,468	—	—
Greece	5,603,208	—	—
Hong Kong	8,779,100	—	—
India	2,935,322	—	—
Indonesia	5,988,012	—	—
Ireland	17,833,823	—	—
Italy	8,497,365	—	—
Japan	81,422,303	—	—
Mexico	8,687,288	—	—
Netherlands	3,700,750	—	—
Norway	1,016,312	—	—
South Korea	7,615,838	—	—
Spain	15,660,015	—	—
Switzerland	4,718,286	—	—
Taiwan	19,021,146	—	—
United Kingdom	62,237,867	—	5
United States	7,311,175	—	—
Total common stocks	366,660,826	—	5

Short-term investments	8,385,104	17,665,098	—
Totals by level	$375,045,930	$17,665,098	$5

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,273,237)	$—
Totals by level	$—	$(2,273,237)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 21

Statement of assets and liabilities 2/28/19 (Unaudited)

ASSETS
Investment in securities, at value, including $14,864,046 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $369,301,668)	$368,849,103
Affiliated issuers (identified cost $23,861,930) (Notes 1 and 5)	23,861,930
Foreign currency (cost $927,249) (Note 1)	927,865
Dividends, interest and other receivables	352,319
Foreign tax reclaim	255,953
Receivable for shares of the fund sold	154,992
Receivable for investments sold	370,573
Unrealized appreciation on forward currency contracts (Note 1)	145,160
Prepaid assets	48,057
Total assets	394,965,952

LIABILITIES
Payable for investments purchased	366,387
Payable for shares of the fund repurchased	244,401
Payable for compensation of Manager (Note 2)	259,467
Payable for custodian fees (Note 2)	59,701
Payable for investor servicing fees (Note 2)	126,161
Payable for Trustee compensation and expenses (Note 2)	239,935
Payable for administrative services (Note 2)	1,428
Payable for distribution fees (Note 2)	139,206
Unrealized depreciation on forward currency contracts (Note 1)	2,418,397
Collateral on securities loaned, at value (Note 1)	15,476,826
Other accrued expenses	92,410
Total liabilities	19,424,319

Net assets	$375,541,633

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$378,913,566
Total distributable earnings (Note 1)	(3,371,933)
Total — Representing net assets applicable to capital shares outstanding	$375,541,633

(Continued on next page)

22 International Capital Opportunities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($305,102,456 divided by 8,536,345 shares)	$35.74
Offering price per class A share (100/94.25 of $35.74)*	$37.92
Net asset value and offering price per class B share ($3,255,758 divided by 91,476 shares)**	$35.59
Net asset value and offering price per class C share ($6,884,680 divided by 194,741 shares)**	$35.35
Net asset value and redemption price per class M share ($4,219,947 divided by 119,085 shares)	$35.44
Offering price per class M share (100/96.50 of $35.44)*	$36.73
Net asset value, offering price and redemption price per class R share
($11,313,198 divided by 321,701 shares)	$35.17
Net asset value, offering price and redemption price per class R6 share
($12,917,602 divided by 360,392 shares)	$35.84
Net asset value, offering price and redemption price per class Y share
($31,847,992 divided by 889,853 shares)	$35.79

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 23

Statement of operations Six months ended 2/28/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $192,699)	$2,291,517
Interest (including interest income of $61,090 from investments in affiliated issuers) (Note 5)	77,231
Securities lending (net of expenses) (Notes 1 and 5)	52,204
Total investment income	2,420,952

EXPENSES
Compensation of Manager (Note 2)	1,650,004
Investor servicing fees (Note 2)	439,570
Custodian fees (Note 2)	58,873
Trustee compensation and expenses (Note 2)	7,090
Distribution fees (Note 2)	488,658
Administrative services (Note 2)	6,761
Other	155,189
Total expenses	2,806,145

Expense reduction (Note 2)	(16,233)
Net expenses	2,789,912

Net investment loss	(368,960)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	11,207,087
Foreign currency transactions (Note 1)	(37,113)
Forward currency contracts (Note 1)	(1,202,514)
Total net realized gain	9,967,460
Change in net unrealized depreciation on:
Securities from unaffiliated issuers	(30,644,981)
Assets and liabilities in foreign currencies	(9,855)
Forward currency contracts	(1,333,749)
Total change in net unrealized depreciation	(31,988,585)

Net loss on investments	(22,021,125)

Net decrease in net assets resulting from operations	$(22,390,085)

The accompanying notes are an integral part of these financial statements.

24 International Capital Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/19*	Year ended 8/31/18
Operations
Net investment income (loss)	$(368,960)	$5,443,324
Net realized gain on investments
and foreign currency transactions	9,967,460	35,522,404
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(31,988,585)	(15,853,183)
Net increase (decrease) in net assets resulting
from operations	(22,390,085)	25,112,545
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(8,133,442)
Class B	—	(79,159)
Class C	—	(394,494)
Class M	—	(99,489)
Class R	—	(365,484)
Class Y	—	(1,302,944)
From net realized long-term gain on investments
Class A	(25,248,680)	(1,584,515)
Class B	(278,298)	(23,824)
Class C	(598,138)	(112,133)
Class M	(352,575)	(24,388)
Class R	(1,004,753)	(80,593)
Class R6	(1,037,082)	—
Class Y	(2,686,155)	(230,262)
Increase (decrease) from capital share transactions (Note 4)	1,493,511	(38,880,986)
Total decrease in net assets	(52,102,255)	(26,199,168)

NET ASSETS
Beginning of period	427,643,888	453,843,056
End of period (Note 1)	$375,541,633	$427,643,888

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	reimburse	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
February 28, 2019 **	$41.27	(.04)	(2.32)	(2.36)	—	(3.17)	(3.17)	—	—	$35.74	(4.52)*	$305,102	.73*	(.10)*	27*
August 31, 2018	40.19	.51	1.73	2.24	(.97)	(.19)	(1.16)	—	—	41.27	5.54	347,828	1.37	1.22	44
August 31, 2017	33.90	.38	6.73	7.11	(.82)	—	(.82)	—	—[d,e]	40.19	21.59	346,173	1.29	1.07	103
August 31, 2016	34.27	.63	(.44)	.19	(.56)	—	(.56)	—	—	33.90	.52	346,192	1.22[f]	1.86[f]	92
August 31, 2015	39.38	.56	(4.78)	(4.22)	(.73)	(.16)	(.89)	—	—	34.27	(10.70)	403,286	1.28	1.56	14
August 31, 2014	35.34	.48	4.05	4.53	(.49)	—	(.49)	—[e]	—	39.38	12.83	573,060	1.39	1.20	84
Class B
February 28, 2019 **	$41.26	(.17)	(2.33)	(2.50)	—	(3.17)	(3.17)	—	—	$35.59	(4.87)*	$3,256	1.10 *	(.46)*	27*
August 31, 2018	40.16	.21	1.71	1.92	(.63)	(.19)	(.82)	—	—	41.26	4.74	4,073	2.12	.52	44
August 31, 2017	33.80	.11	6.76	6.87	(.51)	—	(.51)	—	—[d,e]	40.16	20.70	5,520	2.04	.32	103
August 31, 2016	34.12	.36	(.44)	(.08)	(.24)	—	(.24)	—	—	33.80	(.24)	6,764	1.97[f]	1.08[f]	92
August 31, 2015	39.11	.29	(4.74)	(4.45)	(.38)	(.16)	(.54)	—	—	34.12	(11.38)	9,489	2.03	.81	14
August 31, 2014	35.08	.17	4.04	4.21	(.18)	—	(.18)	—[e]	—	39.11	11.99	14,885	2.14	.42	84
Class C
February 28, 2019 **	$41.01	(.17)	(2.32)	(2.49)	—	(3.17)	(3.17)	—	—	$35.35	(4.87)*	$6,885	1.10 *	(.46)*	27*
August 31, 2018	39.96	.26[g]	1.65	1.91	(.67)	(.19)	(.86)	—	—	41.01	4.74	8,491	2.12	.64[g]	44
August 31, 2017	33.65	.12	6.72	6.84	(.53)	—	(.53)	—	—[d,e]	39.96	20.72	24,301	2.04	.34	103
August 31, 2016	34.02	.37	(.45)	(.08)	(.29)	—	(.29)	—	—	33.65	(.26)	25,610	1.97[f]	1.11[f]	92
August 31, 2015	39.03	.29	(4.72)	(4.43)	(.42)	(.16)	(.58)	—	—	34.02	(11.36)	30,072	2.03	.82	14
August 31, 2014	35.05	.18	4.01	4.19	(.21)	—	(.21)	—[e]	—	39.03	11.96	39,594	2.14	.46	84
Class M
February 28, 2019 **	$41.05	(.13)	(2.31)	(2.44)	—	(3.17)	(3.17)	—	—	$35.44	(4.74)*	$4,220	.98 *	(.35)*	27*
August 31, 2018	39.99	.31	1.71	2.02	(.77)	(.19)	(.96)	—	—	41.05	5.01	4,866	1.87	.74	44
August 31, 2017	33.71	.21	6.71	6.92	(.64)	—	(.64)	—	—[d,e]	39.99	21.01	5,377	1.79	.59	103
August 31, 2016	34.08	.46	(.46)	—[e]	(.37)	—	(.37)	—	—	33.71	(.02)	5,138	1.72[f]	1.36[f]	92
August 31, 2015	39.12	.39	(4.75)	(4.36)	(.52)	(.16)	(.68)	—	—	34.08	(11.14)	5,891	1.78	1.08	14
August 31, 2014	35.11	.28	4.03	4.31	(.30)	—	(.30)	—[e]	—	39.12	12.28	7,849	1.89	.71	84
Class R
February 28, 2019 **	$40.72	(.08)	(2.30)	(2.38)	—	(3.17)	(3.17)	—	—	$35.17	(4.63)*	$11,313	.85*	(.21)*	27*
August 31, 2018	39.66	.41	1.70	2.11	(.86)	(.19)	(1.05)	—	—	40.72	5.28	15,380	1.62	1.00	44
August 31, 2017	33.44	.29	6.65	6.94	(.72)	—	(.72)	—	—[d,e]	39.66	21.31	17,974	1.54	.84	103
August 31, 2016	33.79	.54	(.45)	.09	(.44)	—	(.44)	—	—	33.44	.24	19,742	1.47[f]	1.61[f]	92
August 31, 2015	38.82	.46	(4.70)	(4.24)	(.63)	(.16)	(.79)	—	—	33.79	(10.92)	25,605	1.53	1.31	14
August 31, 2014	34.78	.37	3.99	4.36	(.32)	—	(.32)	—[e]	—	38.82	12.53	39,648	1.64	.96	84
Class R6
February 28, 2019 **	$41.29	.04	(2.32)	(2.28)	—	(3.17)	(3.17)	—	—	$35.84	(4.31)*	$12,918	.51*	.11*	27*
August 31, 2018†	42.19	.13	(1.03)	(.90)	—	—	—	—	—	41.29	(2.13)*	12,695	.27*	.32*	44

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 International Capital Opportunities Fund	International Capital Opportunities Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	reimburse	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class Y
February 28, 2019 **	$41.27	.01	(2.32)	(2.31)	—	(3.17)	(3.17)	—	—	$35.79	(4.39)*	$31,848	.61*	.03*	27*
August 31, 2018	40.19	.64	1.70	2.34	(1.07)	(.19)	(1.26)	—	—	41.27	5.79	34,311	1.12	1.54	44
August 31, 2017	33.91	.50	6.69	7.19	(.91)	—	(.91)	—	—[d,e]	40.19	21.90	54,499	1.04	1.40	103
August 31, 2016	34.30	.68	(.42)	.26	(.65)	—	(.65)	—	—	33.91	.74	44,636	.97[f]	2.03[f]	92
August 31, 2015	39.43	.66	(4.79)	(4.13)	(.84)	(.16)	(1.00)	—	—	34.30	(10.46)	66,944	1.03	1.84	14
August 31, 2014	35.38	.58	4.06	4.64	(.59)	—	(.59)	—[e]	—	39.43	13.11	118,385	1.14	1.47	84

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Haidar Capital Management/Haidar Capital Advisors which amounted to less than $0.01 per share outstanding on February 15, 2017.

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g The net investment income ratio and per share amount shown for the period ending August 31, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

28 International Capital Opportunities Fund	International Capital Opportunities Fund 29

Notes to financial statements 2/28/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through February 28, 2019.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

30 International Capital Opportunities Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

International Capital Opportunities Fund 31

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,273,237 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,948,868 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the

32 International Capital Opportunities Fund

securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $15,476,826 and the value of securities loaned amounted to $14,864,046.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $395,396,108, resulting in gross unrealized appreciation and depreciation of $39,217,751 and $44,176,063, respectively, or net unrealized depreciation of $4,958,312.

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $806,244.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

International Capital Opportunities Fund 33

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed Ex-U.S. SmallCap Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.429% of the fund’s average net assets, which included an effective base fee of 0.457% and a decrease of 0.028% ($105,691) based on performance.

Putnam Management has contractually agreed, through December 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

34 International Capital Opportunities Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$367,956	Class R	14,468
Class B	4,013	Class R6	3,081
Class C	8,452	Class Y	36,579
Class M	5,021	Total	$439,570

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,990 under the expense offset arrangements and by $14,243 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $264, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$389,398
Class B	1.00%	1.00%	16,953
Class C	1.00%	1.00%	35,707
Class M	1.00%	0.75%	15,903
Class R	1.00%	0.50%	30,697
Total			$488,658

International Capital Opportunities Fund 35

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,132 and $38 from the sale of class A and class M shares, respectively, and received $216 and $14 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$103,276,818	$129,425,672
U.S. government securities (Long-term)	—	—
Total	$103,276,818	$129,425,672

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	511,255	$20,048,544	1,033,248	$43,186,629
Shares issued in connection with
reinvestment of distributions	777,594	24,050,997	220,217	9,216,090
	1,288,849	44,099,541	1,253,465	52,402,719
Shares repurchased	(1,181,058)	(42,936,350)	(1,437,973)	(60,040,348)
Net increase (decrease)	107,791	$1,163,191	(184,508)	$(7,637,629)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	518	$18,763	4,985	$210,802
Shares issued in connection with
reinvestment of distributions	9,008	277,806	2,420	101,768
	9,526	296,569	7,405	312,570
Shares repurchased	(16,764)	(617,505)	(46,138)	(1,924,617)
Net decrease	(7,238)	$(320,936)	(38,733)	$(1,612,047)

36 International Capital Opportunities Fund

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	6,362	$226,967	31,924	$1,328,125
Shares issued in connection with
reinvestment of distributions	19,098	584,962	11,888	497,057
	25,460	811,929	43,812	1,825,182
Shares repurchased	(37,770)	(1,366,500)	(444,921)	(18,503,689)
Net decrease	(12,310)	$(554,571)	(401,109)	$(16,678,507)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	1,021	$35,507	4,557	$186,520
Shares issued in connection with
reinvestment of distributions	10,801	331,471	2,765	115,478
	11,822	366,978	7,322	301,998
Shares repurchased	(11,280)	(407,263)	(23,236)	(970,170)
Net increase (decrease)	542	$(40,285)	(15,914)	$(668,172)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	28,368	$1,018,154	105,373	$4,372,592
Shares issued in connection with
reinvestment of distributions	32,387	985,869	10,378	429,253
	60,755	2,004,023	115,751	4,801,845
Shares repurchased	(116,796)	(4,287,469)	(191,182)	(7,909,501)
Net decrease	(56,041)	$(2,283,446)	(75,431)	$(3,107,656)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 2/28/19		TO 8/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	40,803	$1,598,508	311,437	$13,138,482
Shares issued in connection with
reinvestment of distributions	33,465	1,037,082	—	—
	74,268	2,635,590	311,437	13,138,482
Shares repurchased	(21,361)	(788,205)	(3,952)	(161,907)
Net increase	52,907	$1,847,385	307,485	$12,976,575

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	168,423	$6,082,772	234,496	$9,807,341
Shares issued in connection with
reinvestment of distributions	80,531	2,492,430	33,224	1,388,113
	248,954	8,575,202	267,720	11,195,454
Shares repurchased	(190,505)	(6,893,029)	(792,358)	(33,349,004)
Net increase (decrease)	58,449	$1,682,173	(524,638)	$(22,153,550)

International Capital Opportunities Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$3,023,076	$36,863,155	$24,409,405	$73,516	$15,476,826
Putnam Short Term
Investment Fund**	14,535,615	74,408,860	80,559,371	61,090	8,385,104
Total Short-term
investments	$17,558,691	$111,272,015	$104,968,776	$134,606	$23,861,930

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$212,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$145,160	Payables	$2,418,397
Total		$145,160		$2,418,397

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,202,514)	$(1,202,514)
Total	$(1,202,514)	$(1,202,514)

38 International Capital Opportunities Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,333,749)	$(1,333,749)
Total	$(1,333,749)	$(1,333,749)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency	$ 16,165	$ 7,558	$ —	$ 10,934	$ —	$ 55,940	$ 54,563	$145,160
contracts #
Total Assets	$16,165	$7,558	$—	$10,934	$—	$55,940	$54,563	$145,160
Liabilities:
Forward currency	194,180	198,695	580,042	381,527	79,835	617,126	366,992	2,418,397
contracts #
Total Liabilities	$194,180	$198,695	$580,042	$381,527	$79,835	$617,126	$366,992	$2,418,397
Total Financial
and Derivative	$(178,015)	$(191,137)	$(580,042)	$(370,593)	$(79,835)	$(561,186)	$(312,429)	$(2,273,237)
Net Assets
Total collateral
received	$(119,851)	$(151,623)	$(580,042)	$(281,977)	$—	$(542,836)	$(256,059)
(pledged)†##
Net amount	$(58,164)	$(39,514)	$—	$(88,616)	$(79,835)	$(18,350)	$(56,370)
Controlled collateral
received (including	$—	$—	$—	$—	$—	$—	$—	$—
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$(119,851)	$(151,623)	$(596,522)	$(281,977)	$—	$(542,836)	$(256,059)	$(1,948,868)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

International Capital Opportunities Fund 39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡ :
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

40 International Capital Opportunities Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Capital Opportunities Fund 41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42 International Capital Opportunities Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

International Capital Opportunities Fund 43

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

44 International Capital Opportunities Fund

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1- 800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

SA011 315953 4/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019